UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 29, 2023

Plumas Bancorp
(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5525 Kietzke Lane, Suite 100, Reno, Nevada	89511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (775) 786-0907

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock, no par value	PLBC	The NASDAQ Stock Market LLC

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 30, 2023 (the “Initial Form 8-K”) by Plumas Bancorp (the “Company”) concerning the decision of the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company to engage Elliott Davis LLC as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for its fiscal year ending December 31, 2024. The Company formally engaged Elliott Davis LLC on December 21, 2023 for the audit of the Company’s consolidated financial statements. Eide Bailly LLP (“Eide Bailly”) completed its the audit of the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2023 on March 20, 2024 and issued their report thereon.

Item 4.01. Changes in Registrant’s Certifying Accountant

As previously reported in the Initial Form 8-K, the Audit Committee selected Elliott Davis LLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024. Eide Bailly continued as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. On March 20, 2024, when the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 with the SEC, Eide Bailly completed its audit of the Company’s consolidated financial statements for such fiscal year, and the Company’s retention of Eide Bailly as its independent registered public accounting firm with respect to the audit of the Company’s consolidated financial statements as of December 31, 2023 terminated as of that date.

Eide Bailly’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 (“fiscal year 2023”) and December 31, 2022 (“fiscal year 2022”) did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During fiscal year 2023 and fiscal year 2022, and in the subsequent interim period through March 20, 2024, the effective date of Eide Bailly’s dismissal, (i) there were no disagreements with Eide Bailly (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that if not resolved to Eide Bailly’s satisfaction, would have caused Eide Bailly to make reference thereto in its reports; and (ii) there were no “reportable events” (as defined by Item 304(a)(1)(v) of Regulation S-K).

The Company provided Eide Bailly with a copy of the foregoing disclosures and requested that Eide Bailly provide a letter addressed to the SEC stating whether it agrees with such disclosures. A copy of Eide Bailly’s letter dated March 20, 2024 is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

During fiscal year 2021 and fiscal year 2022, and in the subsequent interim period through its formal engagement on December 20, 2023, neither the Company nor anyone on its behalf consulted Elliott Davis LLC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Elliott Davis LLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Eide Bailly LLP, dated March 20, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp (Registrant)

March 21, 2024	By:	/s/ Richard L. Belstock
Name: Richard L. Belstock Title: Chief Financial Officer